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                                                                  EXHIBIT 10.19


                         WAIVER AND AMENDMENT AGREEMENT

      This Waiver Agreement (the "Waiver") is dated as of September 29, 2000 and is made by and among UNITED REFINING COMPANY, a Pennsylvania corporation ("United Refining"), UNITED REFINING COMPANY OF PENNSYLVANIA, a Pennsylvania Corporation ("United Refining PA"), KIANTONE PIPELINE CORPORATION, a New York Corporation ("Kiantone, and hereinafter together with United Refining and United Refining PA sometimes collectively referred to as the "Borrowers" and individually as a "Borrower") the BANKS under the Credit Agreement (as hereinafter defined) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks under the Credit Agreement (hereinafter referred to in such capacity as the "Agent").

                                    RECITALS:

      WHEREAS, the Borrowers, the Banks and the Agent entered into that certain Credit Agreement dated as of June 9, 1997 (as previously amended, restated, supplemented or modified, the "Credit Agreement"); and

      WHEREAS, Borrowers desire to effect a transaction (the "Acquisition Transaction") whereby:

                  (a) United Refining PA will sell certain of its real estate assets (the "Real Estate Assets") to a new wholly owned special purpose subsidiary ("Newco 1") of United Refining, Inc. ("URI"), United Refining's parent;

                  (b) Newco 1 will enter into a loan transaction with Franchise Financial Corporation of America secured by mortgages on the Real Estate Assets and will pay approximately $28,000,000 from the loan proceeds to United Refining PA as consideration for the sale of the Real Estate Assets;

                  (c) Newco 1 will also lease the Real Estate Assets to URI, which will enter into a management agreement with United Refining PA for the management of the Real Estate Assets; and

                  (d) The funds paid to United Refining PA and other funds of Borrowers up to a total of $30,000,000 will be used by Borrowers either to reduce indebtedness under the Senior Unsecured Notes or to invest in another new wholly owned special purpose subsidiary ("Newco 2") of URI to fund the equity portion of a proposed acquisition (presently confidential) of an entity whose identity has been disclosed to the Banks ("Proposed Acquisition"); and

      WHEREAS, the Loan Parties have requested that the Banks waive the application of Sections 7.2.4, 7.2.7, 7.2.8, 7.2.10 and 7.2.15 of the Credit Agreement to the Acquisition Transaction, as more fully provided herein; and

      WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings given to them under the Credit Agreement.


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      NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, the parties hereto agree as follows:

      1. Waiver With Respect To Application of Sections 7.2.4, 7.2.7, 7.2.8,
7.2.10 and 7.2.15.

          Subject to the terms and conditions contained in the Waiver, the Banks hereby waive the application of Sections 7.2.4, 7.2.7, 7.2.8, 7.2.10 and 7.2.15 to the Acquisition Transaction to the extent necessary to permit Borrowers to enter into and carry out the Acquisition Transaction.

      2. Warranties.

         The Loan Parties, jointly and severally, represent and warrant as follows:

         A.  Recitals.

             The recitals hereto are true and correct in all material respects.

         B.  Incorporation into Credit Agreement.

             The representations and warranties in this Section 2 are incorporated in Section 5 of the Credit Agreement and any breach of such representations or warranties is a breach under Section 5 of the Credit Agreement.

         C.  Other Warranties Under the Credit Agreement

             The other representations and warranties of the Loan Parties contained in the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date. The Loan Parties are in compliance with all terms, conditions, provisions and covenants contained in the Credit Agreement.

      3. Conditions to Waivers.

         The Loan Parties acknowledge and agree that as conditions to the effectiveness of the waivers granted by the Banks herein, the following shall have been delivered to the Agent prior to consummation of the Proposed Acquisition:

                    A. Internally prepared financial statements for Borrower for the fiscal year ended August 31, 2000 if at such time the Annual Financial Statements required under Section 7.3.2 have not yet been delivered to the Agent;

                    B. A fairness opinion with respect to the Proposed Acquisition prepared by an investment banker or other investment professional satisfactory to the Agent, in form and substance satisfactory to the Agent;


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                    C. Evidence satisfactory to the Agent of the consummation of the sale of the Real Estate Assets and the receipt of the sale proceeds by United Refining PA; and

                    D. Such other due diligence materials relating to the Proposed Acquisition as deemed necessary by the Agent.


      4. Waiver Fee. The Borrowers shall pay to the Agent for the ratable benefit of the Banks, as consideration for the waivers being made with respect to the Credit Agreement hereunder, a non-refundable fee equal to $6,250 (the "Waiver Fee"), payable upon execution of this Waiver by all of the parties hereto.

      5. Full Force and Effect. All provisions of the Credit Agreement remain in full force and effect on and after the date hereof. The Banks and the Agent do not waive any provisions of the Credit Agreement except as expressly waived hereby.


      6. Counterparts: Effective Date. This Waiver may be signed in counterparts. This Waiver shall become effective as of the date first above when it has been executed by the Borrowers, and the Required Banks and the Waiver Fee has been paid to the Agent.




                         [SIGNATURES BEGIN ON NEXT PAGE]


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            [SIGNATURE PAGE 1 OF 1 TO WAIVER AGREEMENT]

            The undersigned have executed this Waiver as of the date first above written.

                                        UNITED REFINING COMPANY,
                                        a Pennsylvania corporation

                                        By:      /s/  Myron L. Turfitt
                                             ----------------------------------
                                        Title:     President


                                        UNITED REFINING COMPANY OF PENNSYLVANIA, a Pennsylvania corporation

                                        By:       /s/  Myron L. Turfitt
                                             ----------------------------------
                                        Title:   President


                                        KIANTONE PIPELINE CORPORATION,
                                        a New York corporation

                                        By:        /s/  Myron Turfitt
                                             ----------------------------------
                                        Title:     President


                                        NATIONAL BANK OF CANADA

                                        By:        /s /  Eric L. Moore
                                             ----------------------------------
                                        Title:      Vice President

                                        By:        /s/  Donald P. Haddad
                                             ----------------------------------
                                        Title:     Vice President


                                        PNC BANK, NATIONAL ASSOCIATION,
                                        individually and as Agent

                                        By:       /s/  James M. Steffy
                                             ----------------------------------
                                        Title:     Vice President


                                        MANUFACTURERS AND TRADERS TRUST COMPANY

                                        By:       /s/ C. Gregory Vogelsang
                                             ----------------------------------
                                        Title:     Assistant Vice President


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